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                                                                    Exhibit 10.3





                                SUPPLEMENT NO. 1
                                     TO THE
                                COLLATERAL PLEDGE
                             AND SECURITY AGREEMENT

                           Dated as of January 3, 2002

                                      among

                             VEECO INSTRUMENTS INC.
                                   as Pledgor,

                   STATE STREET BANK AND TRUST COMPANY, N.A.,
                                   as Trustee,

                   STATE STREET BANK AND TRUST COMPANY, N.A.,
                            as Collateral Agent, and

                      STATE STREET BANK AND TRUST COMPANY,
                           as Securities Intermediary

         SUPPLEMENT NO. 1 dated as of January 3, 2002, to the COLLATERAL PLEDGE AND SECURITY AGREEMENT, dated as of December 21, 2001 (as supplemented from time to time, the "Pledge Agreement"), among Veeco Instruments Inc., a Delaware corporation (the "Pledgor"), State Street Bank and Trust Company, N.A., a national banking association, as trustee (in such capacity, the "Trustee") for the holders (the "Holders") of the Notes (as defined below) issued by the Pledgor under the Indenture (as defined below), State Street Bank and Trust Company, N.A., a national banking association, as collateral agent (in such capacity, the "Collateral Agent"), and State Street Bank and Trust Company, a Massachusetts trust company, as securities intermediary (the "Securities Intermediary"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

         WHEREAS, the Pledgor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Thomas Weisel Partners LLC (collectively, the "Initial Purchasers") are parties to a Purchase Agreement dated December 18, 2001 (the "Purchase Agreement"), pursuant to which the Pledgor has granted the Initial Purchasers an overallotment option to purchase up to $20 million aggregate principal amount of the Pledgor's 4 1/8% Convertible Subordinated Notes due 2008 (the "Notes");

         WHEREAS, the Pledgor and the Trustee have entered into that certain Indenture dated as of December 21, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgor is issuing $20 million aggregate principal amount of Notes on the date hereof;

         WHEREAS, pursuant to the Indenture and the Pledge Agreement, the Pledgor is required to purchase, or cause the purchase of, on or prior to the relevant Date of Delivery (as defined in the Purchase Agreement), and pledge to the Collateral Agent for the benefit of the Trustee and the Holders, on such relevant Date of Delivery, Pledged Securities in an amount that will be sufficient upon receipt of scheduled interest and principal payments of such securities, as determined by the Pledgor and verified, as to mathematical accuracy, in the written opinion of Ernst & Young LLP (in substantially the form attached as Exhibit A to the Pledge Agreement) or another nationally recognized firm of independent public accountants selected by the Pledgor and delivered to the Trustee, to provide for payment in full of the first six scheduled interest payments due on the Notes;

         WHEREAS, the Pledgor, the Trustee, the Collateral Agent and the Securities Intermediary have entered into the Pledge Agreement, pursuant to which the Pledgor has previously pledged certain Pledged Securities to the Collateral Agent for the benefit of the Holders in connection with the purchase by the Initial Purchasers of $200 million aggregate principal amount of Notes;

         WHEREAS, the Initial Purchasers have exercised their overallotment option in full under the Purchase Agreement and are purchasing on the date hereof $20 million aggregate principal amount of Notes;

         WHEREAS, it is a condition precedent to the purchase of the Notes by the Initial Purchasers pursuant to the overallotment option granted in the Purchase Agreement that the


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Pledgor apply certain of the proceeds from the sale of such Notes to purchase the Additional Pledged Securities (as defined below) and deliver such Additional Pledged Securities to the Securities Intermediary for credit to the Collateral Account to be held subject to the terms of the Pledge Agreement and shall have granted the assignment and security interest and made the pledge and assignment contemplated by the Pledge Agreement;

         NOW, THEREFORE, in consideration of the premises herein contained, and in order to induce the Initial Purchasers to purchase the Notes, the Pledgor, the Trustee, the Collateral Agent and the Securities Intermediary hereby agree, for the benefit of the Initial Purchasers and for the ratable benefit of the Holders, as follows:

         SECTION 1. PLEDGE AND GRANT OF SECURITY INTEREST. Pursuant to Section
1.3 of the Pledge Agreement, as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby assigns and pledges to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders, and hereby grants to the Collateral Agent for the benefit of the Trustee and for the ratable benefit of the Holders, a lien on and security interest in all of the Pledgor's right, title and interest in, to and under the U.S. Government Obligations identified by CUSIP No. in Schedule I hereto (the "Additional Pledged Securities") and the certificates representing the Additional Pledged Securities, the scheduled payments of principal and interest thereon which will be sufficient to provide for payment in full of the first six scheduled interest payments due on the Notes being issued by the Pledgor to the Initial Purchasers on the date hereof. The Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. SUPPLEMENT TO SCHEDULE I. The parties hereto agree that
Schedule I to the Pledge Agreement shall be supplemented by Schedule I hereto.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. The Pledgor hereby represents and warrants to the Trustee, the Collateral Agent and the Securities Intermediary that:

         (a) Each of this Supplement and the Pledge Agreement as supplemented hereby has been duly authorized, validly executed and delivered by the Pledgor and (assuming the due authorization and valid execution and delivery of this Supplement and the Pledge Agreement by each of the Trustee, the Collateral Agent and the Securities Intermediary) constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as (i) the enforceability hereof and thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, preference, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court before which any proceeding therefor may be brought, (iii) the exculpation provisions and rights to indemnification under the Pledge Agreement may be limited by U.S. federal and state securities laws and public policy considerations and (iv) the waiver of rights and defenses contained in Section 13(b),
                  Section 18.11 and Section 18.15 of the Pledge Agreement may be limited by applicable law; and


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         (b)      the representations and warranties of the Pledgor set forth in
                  Section 7 of the Pledge Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof.

         SECTION 4. EXECUTION IN COUNTERPARTS. This Supplement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the Pledgor, the Trustee, the Collateral Agent and the Securities Intermediary.

         SECTION 5. EFFECT OF SUPPLEMENT. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in the form initially executed and delivered by the parties thereto.

         SECTION 6. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PLEDGOR, THE TRUSTEE, THE COLLATERAL AGENT AND THE HOLDERS IN CONNECTION WITH THIS PLEDGE AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING THE FOREGOING, THE MATTERS IDENTIFIED IN 31 C.F.R. SECTIONS 357.10 AND 357.11 (AS IN EFFECT ON THE DATE OF THIS SUPPLEMENT) SHALL BE GOVERNED SOLELY BY THE LAWS SPECIFIED THEREIN AND THE MATTERS IDENTIFIED IN
SECTION 9305(a)(3) OF THE N.Y. UNIFORM COMMERCIAL CODE WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



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         IN WITNESS WHEREOF, the Pledgor, the Trustee, the Collateral Agent and
the Securities Intermediary have each caused this Supplement to be duly executed and delivered as of the date first above written.

                                Pledgor:

                                VEECO INSTRUMENTS INC.


                                By: /s/ John F. Rein, Jr.
                                   ---------------------------------------------
                                   Name:  John F. Rein, Jr.
                                   Title: Executive Vice President, Chief
                                          Financial Officer and Secretary


                                Trustee:

                                STATE STREET BANK AND TRUST COMPANY, N.A.,
                                 as Trustee


                                By: /s/ Jean Clarke
                                   ---------------------------------------------
                                   Name:  Jean Clarke
                                   Title: Assistant Vice President


                                Collateral Agent:

                                STATE STREET BANK AND TRUST COMPANY, N.A.,
                                 as Collateral Agent


                                By: /s/ Jean Clarke
                                   ---------------------------------------------
                                   Name:  Jean Clarke
                                   Title: Assistant Vice President


                                Securities Intermediary:

                                STATE STREET BANK AND TRUST COMPANY,
                                 as Securities Intermediary


                                By: /s/ Jean Clarke
                                   ---------------------------------------------
                                   Name:  Jean Clarke
                                   Title: Assistant Vice President


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                                                                   SCHEDULE I TO
                                                             SUPPLEMENT NO. 1 TO
                                                                PLEDGE AGREEMENT


         PLEDGED SECURITIES

                                                                                    Original Principal      Cost at Date of
       Description of Debt              CUSIP No(s).          Final Maturity              Amount               Delivery
       -------------------              ------------          --------------              ------               --------
Treasury Bill                             912795JZ5              06/20/02                   $413,000          $  409,607.89
Treasury Coupon Strip                     912833FR6              11/15/02                    412,000             405,667.56
Treasury Coupon Strip                     912833FS4              05/15/03                    413,000             399,015.82
Treasury Principal Strip                  912820DJ3              11/15/03                    412,000             390,032.16
Treasury Principal Strip                  912820BJ5              05/15/04                    413,000             381,174.22
Treasury Principal Strip                  912803AB9              11/15/04                    412,000             369,259.12
                                                                                                              =============
                                                                                                              $2,354,756.77


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